UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
July 29, 2022
Date of report (Date of earliest event reported)
 Bausch Health Companies Inc.
(Exact name of registrant as specified in its charter)

British Columbia	,	Canada	001-14956	98-0448205
(State or other jurisdiction of incorporation)			(Commission file number)	(IRS Employer Identification No.)
2150 St. Elzéar Blvd. West, Laval, Québec, Canada H7L 4A8
(Address of Principal Executive Offices) (Zip Code)
(514) 744-6792
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, No Par Value	BHC	New York Stock Exchange	Toronto Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 8.01     Other Events
On July 28, 2022, Bausch Health Companies Inc. (the “Company” or “Bausch Health”), and its gastroenterology business, Salix Pharmaceuticals, issued a press release announcing that the U.S. District Court of Delaware (the “Court”) issued an oral order in the matter of Salix Pharmaceuticals, Ltd. et al v. Norwich Pharmaceuticals, Inc., regarding the infringement and validity of certain U.S. Patents protecting the composition and use of XIFAXAN® (rifaximin) 550 mg tablets for the treatment of irritable bowel syndrome with diarrhea (IBS-D) and reduction in risk of overt hepatic encephalopathy (HE) recurrence. The oral order indicates that the Court will find certain of the Company’s U.S. patents protecting the use of XIFAXAN® (rifaximin) 550 mg tablets for the reduction in risk of HE recurrence valid and infringed, and U.S. patents protecting the composition, and use of XIFAXAN® for treating IBS-D invalid. The Company strongly disagrees with any conclusion that its patents are not valid. When the Court enters a final order, the Company will consider all available options to vigorously defend the intellectual property protecting XIFAXAN® and intends to appeal the Court’s decision to the U.S. Court of Appeals for the Federal Circuit.

A copy of the press release is attached as Exhibit 99.1 to this Current Report Form 8-K and is incorporated herein by reference.

This Current Report on Form 8-K contains forward-looking statements, including statements about the Company’s intention to file an appeal with respect to, and consideration of options to vigorously defend, its intellectual property. Forward-looking statements may generally be identified by the use of the words “anticipates,” “expects,” “intends,” “plans,” “should,” “could,” “would,” “may,” “believes,” “estimates,” “potential,” “target,” or “continue” and variations or similar expressions. These statements are based upon the current expectations and beliefs of management and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. In particular, Bausch Health can offer no assurance that the Court will issue a final judgment consistent with the oral order, as to the timing of any approval by the FDA of any ANDA or amended ANDA and as to the outcome of any appeal. Actual results are subject to other risks and uncertainties that relate more broadly to Bausch Health’s overall business, including those more fully described in Bausch Health’s most recent annual report on Form 10-K and detailed from time to time in Bausch Health’s other filings with the U.S. Securities and Exchange Commission and the Canadian securities administrators, which factors are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

99.1	Press release issued by the Company on July 28, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:July 29, 2022

BAUSCH HEALTH COMPANIES INC.

By:	/s/ Seana Carson
Name: Seana Carson
Title: Executive Vice President, General Counsel